UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2014

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Investor Class (SEEDX)
Institutional Class (SEDEX)

SEMI-ANNUAL REPORT
June 30, 2014

Oakseed Opportunity Fund
a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	13
Expense Example	20

This report and the financial statements contained herein are provided for the general information of the shareholders of the Oakseed Opportunity Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.oakseedfunds.com

Jackson Park Capital, LLC 175 W. Canyon Crest Road, Suite 202 Alpine, Utah 84004

Dear Fellow Shareholders,

For the six months ended June 30, 2014, the Oakseed Opportunity Fund’s Investor Class returned 0.97% and the Institutional Class gained 1.05% while the S&P 500 Index (with dividends) increased 7.14%. The S&P 500 continued its strong performance during the first half of 2014. The Fund’s underperformance compared to its benchmark was due to a relatively high cash balance throughout the six months ended June 30, 2014, as well as disappointing returns of individual securities.

Winners for the period included Teva Pharmaceuticals, DirecTV, and Halliburton. Teva’s stock appreciated 30.9% during the first half of 2014 from it’s 2013 year end price, primarily due to the approval of a new formulation of its existing multiple sclerosis drug, Copaxone. DirecTV announced it will be acquired by AT&T subject to a long regulatory review process, while Halliburton rose from a combination of better than expected operating results and the market’s current preference for energy stocks. We purchased all three securities at the Fund’s inception and have sold out of both DirecTV and Halliburton with long-term capital gains. We continue to like Teva’s potential given the delay of generic competition for Copaxone, new management, and a cheap valuation of 11 times earnings.

On the loss side, one of our best performers from 2013, Yahoo!, saw its stock price fall 13.1% during the first six months of 2014 as valuations contracted for internet and technology stocks globally. As we detailed in our 2013 Annual Shareholder Letter, Yahoo!’s strong outperformance since CEO Marissa Mayer took over in mid-2012 largely resulted from the rapid growth of its minority investment in Chinese internet company Alibaba. Alibaba itself embarked upon its own Initial Public Offering (IPO) in the United States during 2014’s first half with initial trading of its stock (symbol: BABA) expected during the third quarter of this year. Having a market capitalization estimated to be as high as $220 billion, the IPO will provide a substantial amount of cash to Yahoo! upon completion. Any valuation higher than $170 billion for Alibaba implies no value for Yahoo!’s core business, which continues to struggle but has generated over $4 billion of revenue and over $500 million in free cash flow annually. As such, we believe the market will eventually ascribe a valuation higher than zero to the core business.

Additional losses of significance during the first half of 2014 came from our investments in Oaktree Capital Group, LLC, an alternative asset manager currently out of favor, Boardwalk Pipeline Partners, L.P., a Master Limited Partnership natural gas pipeline company that cut its dividend in February; and Coach, Inc., the well known luxury brand of handbags, leather goods and other apparel that has struggled in domestic markets, posting double digit percentage sales declines. For both Boardwalk and Coach, we were incorrect in our assessment of their prospects and/or valuation and have elected to sell our entire positions, realizing the tax loss benefits while continuing to monitor them closely for future consideration. We have high confidence that Oaktree will ultimately be a successful Fund investment, but cannot with conviction say when. Noted financial journalist Jim Grant once said, “Being right and being early is the same thing as being wrong.” We are not sure if we were “right” with respect to Boardwalk and Coach, but both “early” and thus “wrong” cannot be disputed in all three cases. However, we would be equally mistaken to dismiss any company’s future return potential based on irrational, emotional behavior born out of frustration from losses. Therefore it is entirely possible the Fund could revisit and own these stocks again in the future (or add more in the case of Oaktree) should we believe the risk/reward potential to increase favorably.

Jackson Park Capital, LLC 175 W. Canyon Crest Road, Suite 202 Alpine, Utah 84004

Cash as of June 30, 2014 stood at 16.9%. We have maintained a relatively high cash balance since the Fund started, primarily because compelling opportunities have been difficult to find. While we have steadfastly resisted market calls for bottoms and tops, we have noticed in our careers that following a sustained period of difficulty deploying cash, we have almost always regretted putting marginal dollars to work in marginal investment ideas in an effort to be fully invested. While such a rookie analyst mistake might be forgiven by kind and understanding mentors, we believe we have enough gray hair (or perhaps not enough hair) to know better today as fund managers, and certainly understand that our fellow shareholders expect more from us. Therefore, while we continue to look for great investments everyday, we will resolutely not invest cash for the sake of being fully invested. On the other hand, if we were able to find an abundance of opportunities despite the market making all time highs, we would have no issue at all being fully invested. Simply put, however, such moments in time are rare. Until conditions are sufficiently favorable such that the Fund’s cash levels come down as capital is deployed into attractive investments, our relative returns will be negatively impacted versus the benchmark S&P 500 Index should it continue to make further gains.

Jackson Park Capital, LLC 175 W. Canyon Crest Road, Suite 202 Alpine, Utah 84004

Closing
While disappointed with the Fund’s relative underperformance during the first half of 2014, we can attest that our efforts and focus remain the same: producing competitive returns while minimizing the risk of capital loss. Consistent with our actions disclosed in prior shareholder letters, we again increased our own individual investments in the Fund during this past six-month period. To all our fellow shareholders, we thank you for your investment and confidence in our Fund.

Sincerely,

Greg Jackson	John Park

Jackson Park Capital, LLC 175 W. Canyon Crest Road, Suite 202 Alpine, Utah 84004

IMPORTANT INFORMATION

An investment in the Oakseed Opportunity Fund is subject to risks, including possible loss of principal. The Fund risks include, but are not limited to: equity securities risk, exchange traded funds risk, management risk, market risk, preferred stock risk, value-oriented investment strategy risk, warrant risk and industry concentration risk. Foreign investment risk, where the prices of foreign securities may be more volatile than the securities of U.S. companies, includes economic social conditions, political developments and the regulatory environment, plus be more sensitive to changes in interest or exchange rates. Small & mid-cap company risk exists; the securities of such companies may be subject to more abrupt or erratic market movements than larger companies. Options risk, when the Fund’s options positions may fluctuate to a greater degree than the securities they track, and there is the risk when selling put options that the value of underlying security could decrease and the put could be exercised, obligating the seller of the put to buy the security at a higher price than the prevailing market price. The Fund may invest a larger portion of its assets in one or more industries than many other mutual funds, and thus will be more susceptible to negative events affecting those industries. A full description of Fund risks is in the prospectus.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe and is a subset of the Russell
3000 Index. One cannot invest directly in an index.

The views were those of the Co-Portfolio Fund Managers as of June 30, 2014, and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change.

Oakseed Opportunity Fund
SCHEDULE OF INVESTMENTS
As of June 30, 2014 (Unaudited)

Number of Shares		Value

	COMMON STOCKS – 76.2%
	BROADCAST SERVICES/PROGRAMS – 1.8%
27,500	Scripps Networks Interactive, Inc. - Class A	$2,231,350

	COMMERCIAL SERVICES – 2.5%
120,600	ARAMARK Holdings Corp.	3,121,128

	COMMERCIAL SERVICES-FINANCE – 1.2%
20,000	MasterCard, Inc. - Class A	1,469,400

	COMPUTER SERVICES – 1.0%
7,000	International Business Machines Corp.	1,268,890

	COMPUTERS – 2.9%
39,550	Apple, Inc.	3,675,382

	DIVERSIFIED FINANCIAL SERVICES – 3.4%
275,000	Bank of America Corp.	4,226,750

	DIVERSIFIED OPERATION – 3.8%
185,000	Leucadia National Corp.	4,850,700

	E-COMMERCE/PRODUCTS – 4.6%
117,000	eBay, Inc.*	5,857,020

	FOOD & BEVERAGE – 2.5%
35,000	PepsiCo, Inc.	3,126,900

	INVESTMENT COMPANIES – 4.6%
116,000	Oaktree Capital Group LLC	5,798,840

	MEDICAL-BIOMEDICAL/GENERICS – 3.1%
47,810	Gilead Sciences, Inc.*	3,963,927

	MEDICAL-DRUGS – 2.0%
34,000	AbbVie, Inc.	1,918,960
32,700	Anacor Pharmaceuticals, Inc.*	579,771
		2,498,731
	MEDICAL-GENERIC DRUGS – 8.2%
198,000	Teva Pharmaceutical Industries Ltd. - ADR1	10,379,160

	MULTI-LINE INSURANCE – 2.1%
49,300	American International Group, Inc.	2,690,794

	MULTIMEDIA – 2.9%
106,000	Twenty-First Century Fox, Inc. - Class B	3,628,380

	RETAIL-BEDDING – 3.1%
67,000	Bed Bath & Beyond, Inc.*	3,844,460

	RETAIL-DISCOUNT – 2.5%
27,000	Costco Wholesale Corp.	3,109,320

	RETAIL-PET FOOD & SUPPLIES – 3.1%
65,500	PetSmart, Inc.	3,916,900

	SCHOOLS – 3.4%
125,000	American Public Education, Inc.*	4,297,500

Oakseed Opportunity Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2014 (Unaudited)

Number of Shares		Value

	COMMON STOCKS (Continued)
	SECURITY SERVICES – 2.6%
93,000	ADT Corp.	$3,249,420

	SUPER-REGIONAL BANKS-U.S. – 0.7%
10,000	Capital One Financial Corp.	826,000

	TRANSPORT-SERVICES – 2.9%
84,000	Expeditors International of Washington, Inc.	3,709,440

	WEB PORTALS/ISP – 7.3%
260,000	Yahoo!, Inc.*	9,133,800

	WIRELESS EQUIPMENT – 4.0%
49,000	SBA Communications Corp.*	5,012,700

	TOTAL COMMON STOCKS (Cost $87,752,646)	95,886,892

	EXCHANGE-TRADED FUNDS – 2.8%
225,000	ProShares Short Russell 2000*	3,606,750

	TOTAL EXCHANGE-TRADED FUNDS (Cost $3,825,629)	3,606,750

	REAL ESTATE INVESTMENT TRUSTS – 4.5%
	REITS-WAREHOUSE/INDUSTRIES – 4.5%
700,000	Chambers Street Properties	5,628,000

	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,518,247)	5,628,000

Principal Amount

	SHORT-TERM INVESTMENTS – 17.1%
$21,491,607	UMB Money Market Fiduciary, 0.01%2	21,491,607

	TOTAL SHORT-TERM INVESTMENTS (Cost $21,491,607)	21,491,607

	TOTAL INVESTMENTS – 100.6% (Cost $118,588,129)	126,613,249
	Liabilities in excess of other assets – (0.6)%	(723,181)

	TOTAL NET ASSETS – 100.0%	$125,890,068

ADR – American Depository Receipt

*	Non-income producing security.
1	Foreign security denominated in U.S. Dollars.
2	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
SUMMARY OF INVESTMENTS
As of June 30, 2014 (Unaudited)

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Medical-Generic Drugs	8.2%
Web Portals/ISP	7.3%
E-Commerce/Products	4.6%
Investment Companies	4.6%
Wireless Equipment	4.0%
Diversified Operation	3.8%
Schools	3.4%
Diversified Financial Services	3.4%
Medical-Biomedical/Generics	3.1%
Retail-Pet Food & Supplies	3.1%
Retail-Bedding	3.1%
Transport-Services	2.9%
Computers	2.9%
Multimedia	2.9%
Security Services	2.6%
Food & Beverage	2.5%
Commercial Services	2.5%
Retail-Discount	2.5%
Multi-line Insurance	2.1%
Medical-Drugs	2.0%
Broadcast Services/Programs	1.8%
Commercial Services-Finance	1.2%
Computer Services	1.0%
Super-Regional Banks-U.S.	0.7%
Total Common Stocks	76.2%
Exchange-Traded Funds	2.8%
Real Estate Investment Trusts
REITS-Warehouse/Industries	4.5%
Total Real Estate Investment Trusts	4.5%
Short-Term Investments	17.1%
Total Investments	100.6%
Liabilities in excess of other assets	(0.6)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2014 (Unaudited)

Assets:
Investments, at value (cost $118,588,129)	$126,613,249
Cash deposited with broker	124,817
Receivables:
Investment securities sold	730,339
Fund shares sold	24,789
Dividends and interest	29,545
Prepaid expenses	22,233
Total assets	127,544,972

Liabilities:
Payables:
Investment securities purchased	1,480,408
Fund shares redeemed	34,337
Advisory fees	83,652
Distribution fees - Investor Class (Note 6)	5,139
Auditing fees	23,615
Fund accounting fees	7,755
Administration fees	6,805
Transfer agent fees and expenses	5,801
Custody fees	3,307
Chief Compliance Officer fees	530
Trustees' fees and expenses	502
Legal fees	178
Accrued other expenses	2,875
Total liabilities	1,654,904

Net Assets	$125,890,068

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$112,915,826
Accumulated net investment income	334,757
Accumulated net realized gain on investments and written options contracts	4,614,365
Net unrealized appreciation on:
Investments	8,025,120
Net Assets	$125,890,068

Maximum Offering Price per Share:
Investor Class Shares:
Net assets applicable to shares outstanding	$24,771,717
Shares of beneficial interest issued and outstanding	1,984,073
Redemption price	$12.49

Institutional Class Shares:
Net assets applicable to shares outstanding	$101,118,351
Shares of beneficial interest issued and outstanding	8,075,713
Redemption price	$12.52

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2014 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $20,768)	$1,054,600
Interest	929
Total investment income	1,055,529

Expenses:
Advisory fees	582,695
Administration fees	62,216
Distribution fees - Investor Class (Note 6)	40,982
Fund accounting fees	33,164
Transfer agent fees and expenses	20,472
Registration fees	19,376
Shareholder reporting fees	12,960
Custody fees	12,189
Legal fees	10,243
Auditing fees	9,613
Miscellaneous	8,157
Chief Compliance Officer fees	5,455
Trustees' fees and expenses	2,380
Excise tax	2,038
Insurance fees	596
Total expenses	822,536
Advisory fees waived	(74,435)
Net expenses	748,101
Net investment income	307,428

Realized and Unrealized Gain on Investments and Written Options Contracts:
Net realized gain on:
Investments	3,977,556
Written options contracts	206,209
Net realized gain	4,183,765
Net change in unrealized appreciation/depreciation on:
Investments	(3,099,079)
Written options contracts	(112,547)
Net change in unrealized appreciation/depreciation	(3,211,626)
Net realized and unrealized gain on investments and written options contracts	972,139

Net Increase in Net Assets from Operations	$1,279,567

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$307,428	$425,856
Net realized gain on investments and written options contracts	4,183,765	668,343
Net change in unrealized appreciation/depreciation on investments
and written options contracts	(3,211,626)	11,236,746
Net increase in net assets resulting from operations	1,279,567	12,330,945

Distributions to Shareholders:
From net investment income:
Investor Class	-	(45,528)
Institutional Class	-	(290,669)
From net realized gain
Investor Class	-	(69,377)
Institutional Class	-	(268,156)
Total distributions to shareholders	-	(673,730)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	5,970,922	37,980,530
Institutional Class	27,367,792	65,049,354
Reinvestment of distributions:
Investor Class	-	104,971
Institutional Class	-	544,380
Cost of shares redeemed:
Investor Class	(16,291,367)	(5,749,666)
Institutional Class	(3,820,912)	(1,202,718)
Net increase in net assets from capital transactions	13,226,435	96,726,851

Total increase in net assets	14,506,002	108,384,066

Net Assets:
Beginning of period	111,384,066	3,000,000
End of period	$125,890,068	$111,384,066

Accumulated net investment income	$334,757	$27,329

Capital Share Transactions:
Shares sold:
Investor Class	484,677	3,297,407
Institutional Class	2,211,732	5,936,514
Shares reinvested:
Investor Class	-	8,647
Institutional Class	-	44,768
Shares redeemed:
Investor Class	(1,322,624)	(486,034)
Institutional Class	(310,160)	(105,141)
Net increase in capital share transactions	1,063,625	8,696,161

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
FINANCIAL HIGHLIGHTS
Investor Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Six Months Ended June 30, 2014 (Unaudited)		For the Year Ended December 31, 2013	For the Period Ended December 31, 2012*
Net asset value, beginning of period	$12.37		$10.00	$10.00
Income from Investment Operations:
Net investment income1	0.02		0.07	-
Net realized and unrealized gain on investments	0.10		2.38	-
Total from investment operations	0.12		2.45	-

Less Distributions:
From net investment income	-		(0.03)	-
From net realized gain	-		(0.05)	-
Total distributions	-		(0.08)

Net asset value, end of period	$12.49		$12.37	$10.00

Total return2	0.97	%3	24.47%	-

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$24,772		$34,902	$20

Ratio of expenses to average net assets (including interest expense)
Before fees waived	1.52	%4	1.77%	-
After fees waived	1.40	%4	1.41%	-
Ratio of net investment income to average net assets (including interest expense)
Before fees waived	0.20	%4	0.19%
After fees waived	0.32	%4	0.55%	-

Portfolio turnover rate	80	%3	71%	-

*	The Fund commenced operations on December 31, 2012.
1	Based on average shares outstanding for the period.
2
Total returns would have been lower had expenses not been waived or absorbed by the Advisor.  Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3	Not annualized.
4	Annualized.

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Six Months Ended June 30, 2014 (Unaudited)		For the Year Ended December 31, 2013	For the Period Ended December 31, 2012*
Net asset value, beginning of period	$12.39		$10.00	$10.00
Income from Investment Operations:
Net investment income1	0.04		0.09	-
Net realized and unrealized gain on investments	0.09		2.40	-
Total from investment operations	0.13		2.49	-

Less Distributions:
From net investment income	-		(0.05)	-
From net realized gain	-		(0.05)	-
Total distributions	-		(0.10)	-

Net asset value, end of period	$12.52		$12.39	$10.00

Total return2	1.05	%3	24.86%	-

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$101,118		$76,482	$2,980

Ratio of expenses to average net assets (including interest expense)
Before fees waived	1.27	%4	1.52%	-
After fees waived	1.15	%4	1.16%	-
Ratio of net investment income to average net assets (including interest expense)
Before fees waived	0.45	%4	0.44%	-
After fees waived	0.57	%4	0.80%	-

Portfolio turnover rate	80	%3	71%	-

*	The Fund commenced operations on December 31, 2012.
1	Based on average shares outstanding for the period.
2
Total returns would have been lower had expenses not been waived or absorbed by the Advisor.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3	Not annualized.
4	Annualized.

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2014 (Unaudited)

Note 1 – Organization
Oakseed Opportunity Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund seeks to achieve long-term capital appreciation.  The Fund commenced investment operations on December 31, 2012, with two classes of shares, Investor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk.  When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased.  Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses.  The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss.  If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.  The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2014 (Unaudited)

Transactions in option contracts written for the six months ended June 30, 2014 were as follows:

	Number of Contracts	Premiums Received
Outstanding at January 1, 2014	1,088	$179,148
Options written	1,750	344,210
Options terminated in closing purchasing transactions	(1,225)	(239,515)
Options expired	(829)	(139,583)
Options exercised	(784)	(144,260)
Outstanding at June 30, 2014	-	$-

(c) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution fees which are unique to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(d) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2014 (Unaudited)

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. For the six months ended June 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Jackson Park Capital, LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.95% of the Fund’s average daily net assets up to $1 billion and 0.85% of the Fund’s average daily net assets in excess of $1 billion.  Effective December 31, 2012, the Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.40% and 1.15% of the Fund’s average daily net assets for Investor Class Shares and Institutional Class Shares, respectively until April 30, 2015.

For the six months ended June 30, 2014, the Advisor waived $74,435 of its advisory fees.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  At June 30, 2014, the amount of these potentially recoverable expenses was $275,860.  The Advisor may recapture all or a portion of this amount no later than December 31 of the years stated below:

2016	201,425
2017	74,435

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator.  UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the six months ended June 30, 2014, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the six months ended June 30, 2014, are reported on the Statement of Operations.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2014 (Unaudited)

Note 4 – Federal Income Taxes
At June 30, 2014, gross unrealized appreciation and depreciation on investments based on cost for federal income tax purposes were as follows:

Cost of investments	$118,718,615

Gross unrealized appreciation	$9,842,381
Gross unrealized depreciation	(1,947,747)

Net unrealized appreciation on investments	$7,894,634

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$495,900
Undistributed long-term capital gains	1,266
Tax accumulated earnings	497,166

Accumulated capital and other losses	-
Net unrealized appreciation on investments	11,084,962
Net unrealized appreciation on short securities	112,547
Total accumulated earnings	$11,694,675

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward.  Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The tax character of distributions paid during the year ended December 31, 2013 was as follows:

Distributions paid from:
Ordinary income	$673,730
Long-term capital gains	-
Total distributions paid	$673,730

Note 5 – Investment Transactions
For the six months ended June 30, 2014, purchases and sales of investments, excluding short-term investments, were $87,652,937 and $82,825,635, respectively.

Note 6 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares.  With respect to Investor Class, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets. The Institutional Class does not pay any distribution fees.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2014 (Unaudited)

For the six months ended June 30, 2014, distribution fees incurred are disclosed on the Statement of Operations.

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of June 30, 2014, in valuing the Fund’s assets carried at fair value:

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2014 (Unaudited)

	Level 1	Level 2**	Level 3**	Total
Assets
Investments
Common Stocks*	$95,886,892	$-	$-	$95,886,892
Exchange-Traded Funds	3,606,750	-	-	3,606,750
Real Estate Investment Trusts	5,628,000	-	-	5,628,000
Short-Term Investments	21,491,607	-	-	21,491,607
Total Assets	$126,613,249	$-	$-	$126,613,249

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers are recognized at the end of the reporting period.

The following is a reconciliation of Level 3 liabilities for the Fund, which significant unobservable inputs were used to determine fair value:

Investments, at Value
Balance as of December 31, 2013	$4,000
Total realized and change in unrealized gain (loss)	(4,000)
Options written	-
Transfers in and/or out of Level 3	-
Balance as of June 30, 2014	$-

Note 9 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options contracts during the six months ended June 30, 2014.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of June 30, 2014 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
	Purchased options contracts, at value	$-	Written options contracts, at value	$-
Total		$-		$-

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2014 (Unaudited)

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2014 are as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Equity contracts	$-	$206,209	$206,209
Total	$-	$206,209	$206,209

	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Equity contracts	$-	$(112,547)	$(112,547)
Total	$-	$(112,547)	$(112,547)

Note 10 - Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 11 - Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.  The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

Oakseed Opportunity Fund
EXPENSE EXAMPLE
For the Six Months Ended June 30, 2014 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Investor Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 1/1/14 to 6/30/14.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		1/1/14	6/30/14	1/1/14 – 6/30/14
Investor Class	Actual Performance	$1,000.00	$1,009.70	$6.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.84	7.02
Institutional Class	Actual Performance	1,000.00	1,010.50	5.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.07	5.77

*
Expenses are equal to the Fund’s annualized expense ratio of 1.40% and 1.15% for Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Oakseed Opportunity Fund
a series of the Investment Managers Series Trust

Investment Advisor
Jackson Park Capital, LLC
175 West Canyon Crest Road, Suite 202
Alpine, UT  84004

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin  53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Oakseed Opportunity Fund-Investor Class	SEEDX	46141P 107
Oakseed Opportunity Fund-Institutional Class	SEDEX	46141P 206

Privacy Principles of the Oakseed Opportunity Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information.  The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Oakseed Opportunity Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 446-4460, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 446-4460, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (888) 446-4460.  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Oakseed Opportunity Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free:  (888) 446-4460

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	9/8/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	9/8/2014

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	9/8/2014